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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 8, 2003


                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
               (Exact name of registrant as specified in charter)



           DELAWARE                        1-3920               71-0268502
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(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)        Identification No.)



            2250 EAST 73RD STREET, OKLAHOMA               74136-6832
       (Address of principal executive offices)           (Zip Code)


      (Registrant's telephone number, including area code): (918) 494-0964



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 9.  REGULATION FD DISCLOSURE

On August 8, 2003, North American Galvanizing & Coatings, Inc. issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.
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SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 11, 2003

                                     North American Galvanizing & Coatings, Inc.


                                     By: /s/ Paul R. Chastain
                                         ---------------------------------------
                                     Paul R. Chastain
                                     Vice President and Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit No.          Description
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99.1                 Press release, dated August 8, 2003, of North American
                     Galvanizing & Coatings, Inc.